Ordinary Shares	12 Months Ended
Dec. 31, 2012
Ordinary Shares
Ordinary Shares

7. Ordinary Shares

        On February 14, 2011, the Company's shareholders approved and executed a 50-for-one share split of the Company's share capital. Each ordinary share and each Series A convertible redeemable preferred share of the Company is subdivided into 50 shares at a par value of $0.00002. The preferred shares remain convertible into ordinary shares at a 1:1 ratio. This share split has been retroactively reflected for all periods presented.

        On June 9, 2011, the Company completed an initial public offering of 154,254,480 ordinary shares on New York Stock Exchange and received proceeds of $64,555,500, net of underwriting discounts and commissions of $4,859,016. As of December 31, 2011 and 2012, the Group had 42,853,800 and 29,633,648 ordinary shares respectively, which were legally issued according to its share incentive plans, but were not deemed issued or outstanding from accounting perspective.